LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED AUGUST 28, 2019

TO THE PROSPECTUS

DATED DECEMBER 27, 2018

OF WESTERN ASSET INSTITUTIONAL GOVERNMENT RESERVES,

CLASS L SHARES

The following supplements the information contained in the Prospectus in the section titled “Redeeming shares—Redemption proceeds”:

The third full paragraph in the section titled “Redeeming shares—Redemption proceeds” is hereby deleted.

Please retain this supplement for future reference.

WASX549260